Exhibit 99.1

Calumet Specialty Products Partners, L.P. Announces Strategic Divestiture of Anchor Drilling Fluids USA, LLC

Calumet to retain strategic investment stake in Fluid Holding Corp., the parent company of Q’Max Solutions, Inc.

INDIANAPOLIS - (PR NEWSWIRE) - November 21, 2017 - Calumet Specialty Products Partners, L.P. (NASDAQ: CLMT) (the “Partnership,” “Calumet,” “we,” “our” or “us”), a leading independent producer of specialty hydrocarbon and fuels products, today announced that it closed on the sale of Anchor Drilling Fluids USA, LLC (“Anchor Drilling Fluids”) to Q’Max America Inc., a wholly owned subsidiary of Q’Max Solutions Inc. (“Q’Max”). Under the agreement, Calumet will receive total consideration of approximately $84 million, including $50 million in cash, $15 million to be paid at various times over the next two years for net working capital and other items, and 10% equity ownership in Fluid Holding Corp, the parent company of Q’Max.  Calumet plans to use the proceeds to lower its leverage profile and for general partnership purposes.

Tim Go, Chief Executive Officer of Calumet, commented, “Calumet’s divestiture of Anchor Drilling Fluids is another step forward in our plans to strengthen our balance sheet and focus our resources on our core specialty products business. The merger of Q’Max and Anchor Drilling Fluids will create the largest independent drilling fluids company in the United States. Anchor has been on a steady improvement trajectory with positive EBITDA contribution this year. We expect the value of our minority stake in Q’Max to continue to track the oilfield services recovery, as well as benefit from the operational and supply chain synergies created through the new entity’s increased scale and scope.”

Go concluded, “I want to thank our Anchor employees for their hard work and dedication over the past three years and am pleased to report that the new entity will transact under the long-recognized Anchor brand in its U.S. operations. We look forward to sharing in the future success of Q’Max as an investor, while we pursue our own vision to be the premier specialty petroleum products company in the world.”

Raymond James is serving as the exclusive financial advisor to Calumet on this transaction and Taft Stettinius & Hollister LLP acted as legal advisor.

About Anchor Drilling Fluids

Anchor Drilling Fluids is the leading provider of drilling fluid products in the U.S. This includes a wide range of drilling muds, completion fluids, production fluids, and environmental chemicals all developed to the most stringent standards and Anchor Drilling Fluids’ decades of expertise. Headquartered in Tulsa, Oklahoma Anchor Drilling Fluids owns and operates more than 30 facilities throughout the U.S. and is dedicated to delivering mission-critical resources and expertise to decrease drilling and completion time and maximize well economics.

About Calumet Specialty Products Partners, L.P.

Calumet Specialty Products Partners, L.P. (CLMT) is a master limited partnership and a leading independent producer of high-quality, specialty hydrocarbon products in North America. Calumet processes crude oil and other feedstocks into customized lubricating oils, solvents and waxes used in consumer, industrial and automotive products; produces fuel products including gasoline, diesel and jet fuel; and provides oilfield services and products to customers throughout the United States. Calumet is based in Indianapolis, Indiana and operates eleven manufacturing facilities located in northwest Louisiana, northern Montana, western Pennsylvania, Texas, New Jersey, and eastern Missouri.

About Q’Max Solutions, Inc.

Founded in 1993, Q’Max is a leading international oilfield services company that provides onshore and offshore drilling fluids, solids control, waste management and environmental solutions to the upstream oil & gas industry.
Q’Max is a global business with operations in the U.S., Canada, Mexico, South America, the Middle East and Africa with its Headquarters in Houston, TX, USA. Q’Max operates 11 drilling fluids laboratories around the world with a state-of-the-art Corporate Technical Center in Houston.
Since its acquisition by affiliates of Palladium Equity Partners, LLC in May 2014, Q’Max has significantly diversified the business and expanded market share through follow-on M&A and aggressive organic growth initiatives
Q’Max is the fifth largest drilling fluids company in the world, and holds as its mission to become the preeminent drilling fluids company.

Cautionary Statement Regarding Forward-Looking Statements

Except for the historical information contained herein, the matters discussed in this release consist of forward-looking statements that involve certain risks and uncertainties that could cause actual results or outcomes to differ materially from results or outcomes anticipated in the forward-looking statements. The statements include, but are not limited to, the statements regarding the time required to consummate the transaction, the satisfaction or waiver of conditions in the agreement governing the proposed transaction; the ability to obtain regulatory or other third-party approvals and consents and otherwise consummate the proposed transaction; our ability to achieve the strategic and other objectives relating to the proposed transaction; and our expectation with respect to future exposure to commodity prices. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Our forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause our actual results to differ from our historical experience and our present expectations or projections. Known material factors that could cause actual results to differ materially from those in the forward-looking statements include: the overall demand for specialty hydrocarbon products; the level of foreign and domestic production of crude oil and refined products; our ability to produce specialty products, fuels products and products used in oilfield services that meet our customers’ unique and precise specifications; the impact of fluctuations and rapid increases or decreases in crude oil and crack spread prices, including the resulting impact on our liquidity; the results of our hedging and other risk management activities; our ability to comply with financial covenants contained in our debt instruments; labor relations; our access to capital to fund expansions, acquisitions and our working capital needs and our ability to obtain debt or equity financing on satisfactory terms; environmental liabilities or events that are not covered by an indemnity, insurance or existing reserves; maintenance of our credit ratings and ability to receive open credit lines from our suppliers; demand for various grades of crude oil and resulting changes in pricing conditions; fluctuations in refinery capacity; our ability to access sufficient crude oil supply through long-term or month-to-month evergreen contracts and on the spot market; the effects of competition; continued creditworthiness of, and performance by, counterparties; the impact of current and future laws, rulings and governmental regulations, including guidance related to the Dodd-Frank Wall Street Reform and Consumer Protection Act; the costs of complying with the Renewable Fuel Standard, including the prices paid for Renewable Identification Numbers; shortages or cost increases of power supplies, natural gas, materials or labor; hurricane or other weather interference with business operations; accidents or other unscheduled shutdowns; and general economic, market or business conditions.

For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the Securities and Exchange Commission (“SEC”), including our latest Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date they are made. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

For further information: Investor/Media Inquiry Contact: Alpha IR Group, Chris Hodges or Joe Caminiti, Phone: 312-445-2870, CLMT@alpha-ir.com.